                                  EXHIBIT 99.2

              Year End Unaudited Supplemental Financial Information

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)




                                                                                   December 31,                    Variance
                                                                           ----------------------------    ------------------------
                                                                              1999             1998          Dollar      Percentage
                                                                           ------------    ------------    -----------   ----------
Assets                                                                                        (Dollars in thousands)
  Cash and due from banks                                                  $  1,127,902    $  1,271,614    $  (143,712)      (11.3)%
  Interest-bearing deposits at financial institutions                            73,062          47,583         25,479        53.5
  Federal funds sold and securities
    purchased under agreements to resell                                         51,117          94,568        (43,451)      (45.9)
  Trading account assets                                                        315,734         275,992         39,742        14.4
  Loans held for resale                                                         430,690         441,214        (10,524)       (2.4)
  Available for sale investment securities (amortized cost: $7,685,096,
         and $8,208,570, respectively)                                        7,472,455       8,301,703       (829,248)      (10.0)
  Loans                                                                      21,474,498      19,611,168      1,863,330         9.5
    Less: Unearned income                                                       (28,098)        (34,342)         6,244        18.2
          Allowance for losses on loans                                        (342,300)       (321,476)       (20,824)       (6.5)
                                                                           ------------    ------------    -----------
        Net loans                                                            21,104,100      19,255,350      1,848,750         9.6
  Premises and equipment                                                        637,628         553,251         84,377        15.3
  Accrued interest receivable                                                   287,231         293,066         (5,835)       (2.0)
  FHA/VA claims receivable                                                      108,618         126,164        (17,546)      (13.9)
  Mortgage servicing rights                                                     122,110         101,466         20,644        20.3
  Goodwill and other intangibles                                                975,432         386,994        588,438       152.1
  Other assets                                                                  574,274         542,988         31,286         5.8
                                                                           ------------    ------------    -----------
        Total assets                                                       $ 33,280,353    $ 31,691,953    $ 1,588,400         5.0
                                                                           ============    ============    ===========

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                                    $  4,035,189    $  4,194,402    $  (159,213)       (3.8)
    Certificates of deposit of $100,000 and over                              1,963,347       2,614,694       (651,347)      (24.9)
    Other interest-bearing                                                   17,373,580      18,087,359       (713,779)       (3.9)
                                                                           ------------    ------------    -----------
        Total deposits                                                       23,372,116      24,896,455     (1,524,339)       (6.1)
  Short-term borrowings                                                       5,422,504       1,648,039      3,774,465       229.0
  Short and medium-term bank notes                                               60,000         105,000        (45,000)      (42.9)
  Federal Home Loan Bank advances                                               203,032         279,992        (76,960)      (27.5)
  Other long-term debt                                                          854,738       1,053,740       (199,002)      (18.9)
  Accrued interest, expenses, and taxes                                         202,303         278,237        (75,934)      (27.3)
  Other liabilities                                                             389,551         446,412        (56,861)      (12.7)
                                                                           ------------    ------------    -----------
        Total liabilities                                                    30,504,244      28,707,875      1,796,369         6.3
                                                                           ------------    ------------    -----------

  Commitments and contingent liabilities                                             --              --             --          --
  Shareholders' equity
    Convertible preferred stock                                                  20,875          23,353         (2,478)      (10.6)
    Common stock, $5 par value; 300,000,000 shares authorized;
       138,487,381 and  141,924,958 issued and outstanding,
       respectively                                                             692,437         709,625        (17,188)       (2.4)
    Additional paid-in capital                                                  755,306         691,789         63,517         9.2
    Retained earnings                                                         1,453,468       1,516,712        (63,244)       (4.2)
    Unearned compensation                                                       (11,760)        (14,646)         2,886        19.7
    Accumulated other comprehensive income-unrealized gain (loss) on
     available for sale securities, net                                        (134,217)         57,245       (191,462)         NM
                                                                           ------------    ------------    -----------
        Total shareholders' equity                                            2,776,109       2,984,078       (207,969)       (7.0)
                                                                           ------------    ------------    -----------
        Total liabilities and shareholders' equity                         $ 33,280,353    $ 31,691,953    $ 1,588,400         5.0
                                                                           ============    ============    ===========

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)


                                                                      THREE MONTHS ENDED
                                                                          DECEMBER 31,                     VARIANCE
                                                                   ----------------------------    -------------------------
                                                                       1999            1998           DOLLAR      PERCENTAGE
                                                                   ------------    ------------    -----------    ----------
                                                                           (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                                       $    459,488    $    440,039    $    19,449         4.4%
  Interest on investment securities
    Taxable                                                             101,344          99,625          1,719         1.7
    Tax-exempt                                                           16,964          17,486           (522)       (3.0)
  Interest on deposits at financial institutions                            447             576           (129)      (22.4)
  Interest on federal funds sold and securities
    purchased under agreements to resell                                  1,078           3,425         (2,347)      (68.5)
  Interest on trading account assets                                      4,607           4,410            197         4.5
  Interest on loans held for resale                                       5,916           4,173          1,743        41.8
                                                                   ------------    ------------    -----------
      Total interest income                                             589,844         569,734         20,110         3.5
                                                                   ------------    ------------    -----------

INTEREST EXPENSE
  Interest on deposits                                                  191,901         227,908        (36,007)      (15.8)
  Interest on short-term borrowings                                      57,279          20,940         36,339       173.5
  Interest on long-term debt                                             19,648          26,946         (7,298)      (27.1)
                                                                   ------------    ------------    -----------
      Total interest expense                                            268,828         275,794         (6,966)       (2.5)
                                                                   ------------    ------------    -----------

      NET INTEREST INCOME                                               321,016         293,940         27,076         9.2
PROVISION FOR LOSSES ON LOANS                                            19,661          76,584        (56,923)      (74.3)
                                                                   ------------    ------------    -----------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                             301,355         217,356         83,999        38.6
                                                                   ------------    ------------    -----------

NONINTEREST INCOME
  Service charges on deposit accounts                                    44,389          40,809          3,580         8.8
  Mortgage banking revenue                                               21,577          22,933         (1,356)       (5.9)
  Bank card income                                                        7,931           7,438            493         6.6
  Factoring commissions                                                   7,490           7,781           (291)       (3.7)
  Trust service income                                                    5,965           4,820          1,145        23.8
  Profits and commissions from trading activities                         1,363             749            614        82.0
  Investment securities gains                                               160           6,021         (5,861)      (97.3)
  Other income                                                           33,783         107,241        (73,458)      (68.5)
                                                                   ------------    ------------    -----------
      Total noninterest income                                          122,658         197,792        (75,134)      (38.0)
                                                                   ------------    ------------    -----------

NONINTEREST EXPENSE
  Salaries and employee benefits                                        125,809         131,872         (6,063)       (4.6)
  Net occupancy expense                                                  22,661          20,276          2,385        11.8
  Equipment expense                                                      22,458          19,583          2,875        14.7
  Goodwill and other intangible amortization                             16,200           9,249          6,951        75.2
  Other expense                                                          89,989         181,077        (91,088)      (50.3)
                                                                   ------------    ------------    -----------
      Total noninterest expense                                         277,117         362,057        (84,940)      (23.5)
                                                                   ------------    ------------    -----------

      EARNINGS BEFORE INCOME TAXES                                      146,896          53,091         93,805       176.7
Applicable income taxes                                                  49,546          25,500         24,046        94.3
                                                                   ------------    ------------    -----------
      NET EARNINGS                                                 $     97,350    $     27,591    $    69,759       252.8
                                                                   ============    ============    ===========

      NET EARNINGS APPLICABLE TO COMMON SHARES                     $     96,929    $     27,121    $    69,808       257.4
                                                                   ============    ============    ===========

EARNINGS PER COMMON SHARE
    Basic                                                          $       0.69    $       0.19    $      0.50       264.3
    Diluted                                                                0.69            0.19           0.50       261.0

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                               140,044         141,312         (1,268)       (0.9)
    Diluted                                                             141,912         142,803           (891)       (0.6)

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES


                                                                                THREE MONTHS ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                                            1999                                1998
                                                            ---------------------------------   ---------------------------------
                                                                           INTEREST     FTE                    INTEREST     FTE
                                                              AVERAGE      INCOME/     YIELD/     AVERAGE      INCOME/      YIELD/
                                                              BALANCE      EXPENSE     RATE       BALANCE      EXPENSE      RATE
                                                            -----------    --------    ------   -----------    --------     -----
ASSETS                                                                        (DOLLARS IN THOUSANDS)
  Interest-bearing deposits at
    financial institutions                                  $    34,975    $    447     5.07%   $    41,262    $    576     5.54%
  Federal funds sold and securities
      purchased under agreements to resell                       82,003       1,078     5.22        198,961       3,425     6.83
  Trading account assets                                        261,666       4,607     6.99        279,869       4,410     6.25
  Investment securities (1) and (2)
    Taxable securities                                        6,464,109     101,344     6.22      6,790,231      99,625     5.82
    Tax-exempt securities                                     1,302,315      25,010     7.62      1,241,818      28,602     9.14
                                                            -----------    --------             -----------    --------
        Total investment securities                           7,766,424     126,354     6.45      8,032,049     128,227     6.33

  Loans, net of unearned income (1), (3), and (4)            21,710,862     466,681     8.53     20,150,872     445,868     8.78
                                                            -----------    --------             -----------    --------
        Total earning assets (1), (2), (3), and (4)          29,855,930     599,167     7.96     28,703,013     582,506     8.05
                                                                           --------                            --------

  Cash and due from banks                                     1,018,711                           1,041,615
  Premises and equipment                                        648,260                             549,103
  Allowance for losses on loans                                (358,607)                           (326,450)
  Goodwill and other intangibles                                978,206                             372,615
  Other assets                                                  998,101                           1,048,349
                                                            -----------                         -----------
         TOTAL ASSETS                                       $33,140,601                         $31,388,245
                                                            ===========                         ===========

LIABILITIES AND SHAREHOLDERS'  EQUITY
      Money market accounts                                 $ 4,497,501      30,941     2.73%   $ 3,093,909      30,891     3.96%
      Savings deposits                                        4,471,125      25,173     2.23      4,962,920      23,929     1.91
      Certificates of deposit of
       $100,000 and over                                      2,070,880      26,484     5.07      2,714,815      38,747     5.66
      Other time deposits                                     8,795,691     109,303     4.93      9,904,602     134,341     5.38
      Short-term borrowings
        Federal funds purchased and securities sold under
          agreements to repurchase                            2,067,530      25,456     4.88      1,513,732      20,620     5.40
        Other                                                 2,279,840      31,823     5.54         22,826         320     5.56
      Long-term debt
        Federal Home Loan Bank advances                         203,135       2,998     5.86        443,888       6,154     5.50
        Subordinated capital notes                              475,903       7,765     6.47        481,890       7,911     6.51
        Medium-term bank notes                                   64,565       1,101     6.77        105,000       1,761     6.65
        Trust preferred securities                              199,040       4,128     8.23        199,005       4,128     8.23
        Other                                                   180,211       3,656     8.05        373,836       6,992     7.42
                                                            -----------    --------             -----------    --------
            Total interest-bearing liabilities               25,305,421     268,828     4.21     23,816,423     275,794     4.59
      Noninterest-bearing demand deposits                     4,222,365                           3,854,46
                                                            -----------    --------             -----------    --------
            Total sources of funds                           29,527,786     268,828              27,670,886     275,794
                                                                           --------                            --------
      Other liabilities                                         668,466                             751,619
      Shareholders' equity
        Preferred stock                                          21,453                              24,268
        Common equity                                         2,922,896                           2,941,472
                                                            -----------                         -----------
            Total shareholders' equity                        2,944,349                           2,965,740
                                                            -----------                         -----------
            TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $33,140,601                         $31,388,245
                                                            ===========                         ===========
      NET INTEREST INCOME (1)                                              $330,339                            $306,712
                                                                           ========                            ========
      INTEREST RATE SPREAD (1)                                                          3.75%                               3.46%
                                                                                       =====                               =====
      NET INTEREST MARGIN (1)                                                           4.39%                               4.24%
                                                                                       =====                               =====

      TAXABLE-EQUIVALENT ADJUSTMENTS
                Loans                                                      $  1,277                            $  1,656
                Securities                                                    8,046                              11,116
                                                                           --------                            --------
                           Total                                           $  9,323                            $ 12,772
                                                                           ========                            ========


(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4)      Includes loans on nonaccrual status.

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)


                                                           YEAR ENDED
                                                           DECEMBER 31,                VARIANCE
                                                    ------------------------    ------------------------
                                                       1999         1998         DOLLAR       PERCENTAGE
                                                    ----------   -----------    ---------     ----------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                        $1,760,250   $ 1,828,340    $ (68,090)       (3.7)%
  Interest on investment securities
    Taxable                                            421,162       373,934       47,228        12.6
    Tax-exempt                                          69,538        63,195        6,343        10.0
  Interest on deposits at financial institutions         2,763         1,807          956        52.9
  Interest on federal funds sold and securities
    purchased under agreements to resell                 4,014        18,823      (14,809)      (78.7)
  Interest on trading account assets                    15,970        14,197        1,773        12.5
  Interest on loans held for resale                     24,235        14,085       10,150        72.1
                                                    ----------   -----------    ---------
      Total interest income                          2,297,932     2,314,381      (16,449)       (0.7)
                                                    ----------   -----------    ---------

INTEREST EXPENSE
  Interest on deposits                                 811,411       896,062      (84,651)       (9.4)
  Interest on short-term borrowings                    141,936        79,415       62,521        78.7
  Interest on long-term debt                            88,054       131,671      (43,617)      (33.1)
                                                    ----------   -----------    ---------
      Total interest expense                         1,041,401     1,107,148      (65,747)       (5.9)
                                                    ----------   -----------    ---------

      NET INTEREST INCOME                            1,256,531     1,207,233       49,298         4.1
PROVISION FOR LOSSES ON LOANS                           74,045       204,056     (130,011)      (63.7)
                                                    ----------   -----------    ---------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                          1,182,486     1,003,177      179,309        17.9
                                                    ----------   -----------    ---------

NONINTEREST INCOME
  Service charges on deposit accounts                  170,052       156,445       13,607         8.7
  Mortgage banking revenue                              96,785        89,965        6,820         7.6
  Bank card income                                      26,880        38,562      (11,682)      (30.3)
  Factoring commissions                                 29,504        30,630       (1,126)       (3.7)
  Trust service income                                  23,920        24,116         (196)       (0.8)
  Profits and commissions from trading activities        4,321         5,402       (1,081)      (20.0)
  Investment securities gains (losses)                   2,128        (9,074)      11,202          NM
  Other income                                         159,120       232,713      (73,593)      (31.6)
                                                    ----------   -----------    ---------
      Total noninterest income                         512,710       568,759      (56,049)       (9.9)
                                                    ----------   -----------    ---------

NONINTEREST EXPENSE
  Salaries and employee benefits                       502,279       479,765       22,514         4.7
  Net occupancy expense                                 88,122        75,974       12,148        16.0
  Equipment expense                                     81,720        72,718        9,002        12.4
  Goodwill and other intangibles amortization           56,388        29,333       27,055        92.2
  Other expense                                        347,855       542,224     (194,369)      (35.8)
                                                    ----------   -----------    ---------
      Total noninterest expense                      1,076,364     1,200,014     (123,650)      (10.3)
                                                    ----------   -----------    ---------

      EARNINGS BEFORE INCOME TAXES                     618,832       371,922      246,910        66.4
Applicable income taxes                                208,834       146,316       62,518        42.7
                                                    ----------   -----------    ---------
      NET EARNINGS                                  $  409,998   $   225,606    $ 184,392        81.7
                                                    ==========   ===========    =========

      NET EARNINGS APPLICABLE TO COMMON SHARES      $  408,240   $   223,532    $ 184,708        82.6
                                                    ==========   ===========    =========

EARNINGS PER COMMON SHARE
    Basic                                           $     2.88   $      1.61    $    1.27        79.0
    Diluted                                               2.85          1.58         1.27        80.1

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                              141,854       139,034        2,820         2.0
    Diluted                                            143,983       142,693        1,290         0.9

                           UNION PLANTERS CORPORATION


                        SUMMARY OF CONSOLIDATED RESULTS
                                  (UNAUDITED)

                                                                                 TWELVE MONTHS ENDED
                                                                                     DECEMBER 31,
                                                                             ---------------------------
                                                                                1999            1998          VARIANCE   PERCENTAGE
                                                                             -----------     -----------     ----------- ----------
                                                                               (Dollars in thousands)

Interest income                                                              $ 2,297,932     $ 2,314,381     $   (16,449)    (0.7)%
Interest expense                                                              (1,041,401)     (1,107,148)         65,747     (5.9)
                                                                             -----------     -----------     -----------
     Net interest income                                                       1,256,531       1,207,233          49,298      4.1
Provision for losses on loans                                                    (74,045)       (204,056)        130,011    (63.7)
                                                                             -----------     -----------     -----------
     Net interest income after provision for losses on loans                   1,182,486       1,003,177         179,309     17.9
Noninterest income
   Service charges on deposit accounts                                           170,052         156,445          13,607      8.7
   Mortgage banking revenue                                                       96,785          89,965           6,820      7.6
   Bank card income                                                               26,880          38,562         (11,682)   (30.3)
   Factoring commissions                                                          29,504          30,630          (1,126)    (3.7)
   Trust service income                                                           23,920          24,116            (196)    (0.8)
   Profits and commissions from trading activities                                 4,321           5,402          (1,081)   (20.0)
   Other income                                                                  139,097         130,075           9,022      6.9
                                                                             -----------     -----------     -----------
            Total noninterest income                                             490,559         475,195          15,364      3.2
                                                                             -----------     -----------     -----------
Noninterest expense
   Salaries and employee benefits                                                502,279         468,675          33,604      7.2
   Net occupancy expense                                                          88,122          75,974          12,148     16.0
   Equipment expense                                                              81,720          72,718           9,002     12.4
   Goodwill and other intangibles amortization                                    56,388          29,333          27,055     92.2
   Other expense                                                                 353,925         344,919           9,006      2.6
                                                                             -----------     -----------     -----------
            Total noninterest expense                                          1,082,434         991,619          90,815      9.2
                                                                             -----------     -----------     -----------
     Earnings before merger-related charges, other
         significant items, and income taxes                                     590,611         486,753         109,858     21.3

Merger-related charges and other significant items
   Gain on sale of the credit card portfolio                                       3,335          70,100         (66,765)      NM
   Gain on securitization and sale of FHA/VA loans                                 5,317          19,605         (14,288)   (72.9)
   Gain on sale of ARM loans                                                       5,041              --           5,041       NM
   Gain on sale of corporate trust business                                        2,417              --           2,417       NM
   Net gain on sales of branches and other selected assets                         3,913           6,345          (2,432)   (38.3)
   Investment securities gains (losses)                                            2,128          (9,074)         11,202       NM
   Merger-related, charter consolidation, and other
     expenses related to ongoing integration of operations                         7,153        (182,253)        182,253       NM
   Expenses related to employee benefit change                                        --         (11,090)         11,090       NM
   Contribution of equity securities to a charitable foundation                       --          (7,609)          7,609       NM
   Write-off of mortgage servicing rights, goodwill and other intangibles             --          (1,800)          1,800       NM
   Other, net                                                                     (1,083)            945          (2,028)      NM
                                                                             -----------     -----------     -----------
     Earnings before income taxes                                                618,832         371,922         246,910     66.4
Applicable income taxes                                                         (208,834)       (146,316)        (62,518)    42.7
                                                                             -----------     -----------     -----------
     Net earnings                                                            $   409,998     $   225,606     $   184,392     81.7%
                                                                             ===========     ===========     ===========

Net earnings                                                                 $   409,998     $   225,606     $   184,392     81.7%
Merger-related charges and other significant
  items, net of taxes                                                            (17,243)         98,971        (116,214)      NM
Goodwill and other intangibles amortization,
  net of taxes                                                                    47,682          27,289          20,293     74.4
                                                                             -----------     -----------     -----------
Earnings before merger-related charges,
  other significant items, and goodwill and
  other intangibles amortization, net of taxes                               $   440,337     $   351,866     $    88,471     25.1%
                                                                             ===========     ===========     ===========

                AVERAGE BALANCE SHEET AND AVERAGE INTEREST RATES

                                                                                   YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                                         1999                               1998
                                                        ----------------------------------   ------------------------------------
                                                                        INTEREST      FTE                      INTEREST     FTE
                                                          AVERAGE        INCOME/     YIELD/     AVERAGE        INCOME/     YIELD/
                                                          BALANCE        EXPENSE      RATE      BALANCE        EXPENSE      RATE
                                                       ------------     ----------   ------   ------------    ----------   -----
                                                                               (DOLLARS IN THOUSANDS)
ASSETS
Interest-bearing deposits at
  financial institutions                               $     67,831    $    2,763    4.07%    $     36,131    $    1,807    5.00%

Federal funds sold and securities
     purchased under agreements to resell                    82,098         4,014    4.89          327,630        18,823    5.75
Trading account assets                                      247,181        15,970    6.46          223,122        14,197    6.36
Investment securities (1) (2)
  Taxable                                                 6,817,453       421,162    6.18        6,102,670       373,934    6.13
  Tax-exempt                                              1,320,134       102,438    7.76        1,114,510        90,352    8.11
                                                        -----------    ----------             ------------    ----------
       Total investment securities                        8,137,587       523,600    6.43        7,217,180       464,286    6.43

Loans, net of unearned income (1) (3) (4)                21,141,576     1,789,563    8.46       20,498,773     1,852,569    9.04
                                                        -----------    ----------             ------------    ----------
       TOTAL EARNING ASSETS (1) (2) (3) (4)              29,676,273     2,335,910    7.87       28,302,836     2,351,682    8.31

 Cash and due from banks                                  1,018,264                                951,819
 Premises and equipment                                     605,512                                544,024
 Allowance for losses on loans                             (353,198)                              (334,304)
 Goodwill and other intangibles                             783,709                                282,733
 Other assets                                             1,171,810                                997,218
                                                       ------------                           ------------
        TOTAL ASSETS                                   $ 32,902,370                           $ 30,744,326
                                                       ============                           ============
LIABILITIES AND SHAREHOLDERS'  EQUITY
Money market accounts                                   $ 4,225,158    $  125,182    2.96%    $  3,128,028    $  122,081    3.90%
Savings deposits                                          4,730,703        95,586    2.02        4,524,807        96,061    2.12
Certificates of deposit of
  $100,000 and over                                       2,274,323       118,760    5.22        2,810,295       163,415    5.81
Other time deposits                                       9,481,751       471,883    4.98        9,525,197       514,505    5.40
Short-term borrowings
  Federal funds purchased and securities sold under
       agreements to repurchase                           1,980,674        91,459    4.62        1,454,025        75,191    5.17
  Other                                                     929,335        50,477    5.43           62,471         4,224    6.76
Long-term debt
  Federal Home Loan Bank advances                           301,773        15,631    5.18          907,689        47,979    5.29
  Subordinated capital notes                                478,369        31,103    6.50          419,789        28,249    6.73
  Medium-term senior notes                                   91,356         6,160    6.74          123,986         8,252    6.66
  Trust Preferred Securities                                199,027        16,511    8.30          198,991        16,511    8.30
  Other                                                     234,668        18,649    7.95          352,541        30,680    8.70
                                                        -----------    ----------             ------------    ----------
       TOTAL INTEREST-BEARING LIABILITIES                24,927,137     1,041,401    4.18       23,507,819     1,107,148    4.71
Noninterest-bearing demand deposits                       4,315,708            --                3,594,978            --
                                                        -----------    ----------             ------------    ----------
        TOTAL SOURCES OF FUNDS                           29,242,845     1,041,401               27,102,797     1,107,148

 Other liabilities                                          678,861                                709,826
 Shareholders' equity
   Preferred stock                                           22,318                                 32,331
   Common equity                                          2,958,346                              2,899,372
                                                       ------------                           ------------
         TOTAL SHAREHOLDERS' EQUITY                       2,980,664                              2,931,703
                                                       ------------                           ------------
        TOTAL LIABILITIES AND
          SHAREHOLDERS' EQUITY                         $ 32,902,370                           $ 30,744,326
                                                       ============                           ============
 NET INTEREST INCOME (1)                                              $ 1,294,509                            $ 1,244,534
                                                                      ===========                            ===========
 INTEREST RATE SPREAD (1)                                                            3.69%                                  3.60%
                                                                                     ====                                   ====
 NET INTEREST MARGIN (1)                                                             4.36%                                  4.40%
                                                                                     ====                                   ====
 TAXABLE-EQUIVALENT ADJUSTMENTS
    Loans                                                             $     5,078                            $    10,144
    Investment securities                                                  32,900                                 27,157
                                                                      -----------                            -----------
        Total                                                         $    37,978                            $    37,301
                                                                      ===========                            ===========

-------------------------------

(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gains (losses) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on income.
(4)      Includes loans on nonaccrual status.